UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 2, 2004

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of June 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-3)

Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-110187	43-1964014

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-991-5625

No Change

(Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events

     The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-110187) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $812,010,000 in aggregate principal amount of Class A1, Class A2-A, Class A2-B, Class M1, Class M2, Class M3, Class B1, Class B2 and Class B3 of its Mortgage Pass-Through Certificates, Series 2004-3 on July 2, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 7, 2004, as supplemented by the Prospectus Supplement dated June 24, 2004 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank, N.A., as trustee. The “Certificates” consist of the following classes: Class A1, Class A2-A, Class A2-B, Class M1, Class M2, Class M3, Class B1, Class B2, Class B3, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $835,834,564.10 as of June 1, 2004, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

       Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Pooling and Servicing Agreement dated as of June 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank, N.A., as trustee.

99.1	Swap Agreement dated as of July 2, 2004 (including ISDA Master Agreement, Schedule, Credit Support Annex and trade confirm), between Credit Suisse First Boston International and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-3.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION
By:	/s/ Stuart D. Marvin
	Name:	Stuart D. Marvin
	Title:	Executive Vice President

Dated: July 2, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.1	Pooling and Servicing Agreement dated as of June 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Chase Manhattan Mortgage Corporation, as servicer, The Murrayhill Company, as credit risk manager, and Wells Fargo Bank, N.A., as trustee.

99.1	Swap Agreement dated as of July 2, 2004 (including ISDA Master Agreement, Schedule, Credit Support Annex and trade confirm), between Credit Suisse First Boston International and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2004-3.

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